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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934



                              Eclipsys Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



Delaware                                                    65-0632092
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(State of Incorporation                                     (IRS Employer
or Organization)                                            Identification no.)



        777 East Atlantic Avenue, Suite 200, Delray Beach, Florida      33483
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(Address of Principal Executive Offices)                              (Zip Code)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box.

                                      [ ]

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1993 pursuant to General Instruction A(c)(2), please check the following box.

                                      [ ]


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                      None


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                          Common Stock, $.01 par value
                          ----------------------------
                                (Title of class)
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777 East Atlantic Avenue, Suite 200, Delray Beach, Florida         33483
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box.

                                      [ ]

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1993 pursuant to General Instruction A(c)(2), please check the following box.

                                      [ ]


      SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                    None


      SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                        Common Stock, $.01 par value
                        ----------------------------
                              (Title of class)



Item 1:          Description of Registrant's Securities to be Registered.

                 The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-50781) filed with the Securities and Exchange Commission on April 23, 1998, as amended (the "Registration Statement on Form S-1"), is incorporated herein by reference.


Item 2:          Exhibits.

                 The following exhibits are filed herewith (or incorporated by reference as indicated below):

                 3.1 Second Amended and Restated Certificate of Incorporation, as amended, incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1.

                 3.2 Third Amended and Restated Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1.
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                 3.3      By-Laws of the Registrant, as amended, incorporated
                          herein by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1.

                 3.4 Amended and Restated By-laws of the Registrant, incorporated herein by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1.

                 4.1 Specimen certificate for shares of Common Stock, incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1.

                 10.1 Second Amended and Restated Registration Rights Agreement, incorporated herein by reference to
                          Exhibit 10.1 to the Registrant's Registration Statement on Form S-1.

                 10.2 Second Amended and Restated Stockholders Agreement, incorporated herein by reference to Exhibit 10.2 to the Registrants Registration Statement on Form S-1.
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                                   SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                        ECLIPSYS CORPORATION



                                        By:   /s/ ROBERT J. VANARIA
                                              ------------------------------
                                              Robert J. Vanaria
                                              Chief Financial Officer





June 29, 1998